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                                                        Arthur Andersen





CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and Trustees of
Pioneer Small Company Fund

As independent public accountants, we hereby consent to the use of our report on Pioneer Small Company Fund dated December 5, 2000 (and to all references to our firm) included in or made a part of Pioneer Small Company Fund's Post-Effective Amendment No. 9 and Amendment No. 10 to Registration Statement File Nos. 33-61869 and 811-07339, respectively.



/s/ Arthur Andersen LLP
Boston, Massachusetts
September 20, 2001